                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  May 8, 2003

                        MidCarolina Financial Corporation
         ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



       North Carolina                                            56-6144577
----------------------------       ---------------------       -------------
(State or other jurisdiction       (Commission File No.)       (IRS Employer
  of incorporation)                                          Identification No.)



                            3101 South Church Street
                        Burlington, North Carolina 27215
                    ----------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code: (336) 538-1600
                                                    --------------


                                       N/A
              -----------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure.

Maxine O'Kelley, a member of the Board of Directors of MidCarolina Financial Corporation (the "Registrant") retired from the Board effective April 31, 2003. Mrs. O'Kelley also resigned from the Board of Directors of MidCarolina Bank, the Registrant's wholly-owned commercial bank subsidiary on the same date. There is no disagreement between Mrs. O'Kelley and the Registrant on any matter relating to the Registrant's operations, policies or practices; she resigned for personal reasons.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MIDCAROLINA FINANCIAL CORPORATION


Date: May 8, 2003                       By:/s/ Randolph J. Cary, Jr.
                                           -------------------------------------
                                           Randolph J. Cary, Jr., President and
                                           Chief Executive Officer

                                       2